                              PROSPECT STREET(R)

                          HIGH INCOME PORTFOLIO INC.


                                    ANNUAL

                                    REPORT


                               OCTOBER 31, 1997


                                     [LOGO]

                                                               December 22, 1997

LETTER TO SHAREHOLDERS

Dear Shareholders:
    On October 31, 1997, the net asset value of the Fund was $3.98, as compared to $3.76 on April 30, 1997 and $3.90 on October 31, 1996. During the fiscal year ended October 31, 1997, the Fund paid dividends to shareholders on the common stock in the amount of $0.42 per share. Total dividends paid for the calendar year ending December 31, 1997 will be $0.42.

THE HIGH YIELD MARKET:
    The high yield market as measured by the CS First Boston Index generated an annualized total return of 14.75% for the twelve-month period ended October 31, 1997. At October 31, 1997, the spread between high yield securities and comparable US Government Securities stood at 381 basis points, compared to 352 basis points at April 30, 1997 and 404 basis point at October 31, 1996. Total new issue volume through October 31, 1997 approximated $114.6 billion, heavily weighted toward Rule 144A issues. The average price for a cash paying high yield security was $100.83 with an average coupon of 10.40%.

    The flow of new funds into high yield mutual funds continued at a high level for the 4 month period ended October 31, 1997, averaging approximately $400 million per week. Total assets in high yield mutual funds exceeded $96 billion at October 31, 1997 compared to $82 billion at April 30, 1997.

THE FUND'S INVESTMENTS:
    The total return on the Fund's Net Assets for the twelve months ended October 31, 1997, assuming investment of dividends and adjusted for the March 1997 rights offering, was 14.82%. As of October 31, 1997 the Fund held 165 issues representing 31 industry groups. Currently the Fund is generating monthly net investment income of approximately $0.035 per month.

INVESTMENT OUTLOOK:
    The high yield market has performed well since October of 1996. Factors that would be expected to extend a favorable outlook for high yield securities are:

    1. Money continues to flow into High Yield Mutual Funds seeking the high interest rate yields that sector of the Bond market offers.

    2. Below investment grade credits continue to have access to funds in both the public and private markets. This access has contributed to the low default rate experienced in 1997 for High Yield bond issues and currently is expected to continue in 1998.

    3. The continuing decline in interest rates forces income oriented investors to seek high yield investments.

    4. The turmoil in Asia and Japan would appear to give the Federal Reserve more discretion to maintain an accommodating monetary policy.

    Some of the factors that could negatively impact the high yield market are:

    1. The current turmoil in Asia and Japan could have a significant impact on both the U.S. capital markets as well as the economy. Japan continues to experience problems in its financial sector, and its equity market valuations could contribute to on-going turmoil, the consequences of which are difficult to determine.

    2. Corporate profit for U.S. companies in 1998 could be impacted negatively if the recent foreign currency devaluation results in a rising volume of low cost imports coming into the U.S. economy.

    3. The economic cycle has been a major contributor to improvement in the credit position of many below investment grade credits. A significant weakening of the business cycle could result in substantial increases in problem credits and a widening of the interest rate spread between investment grade and non-investment grade credits.

PROPOSED RIGHTS OFFERING
    On November 21, 1997 the Fund filed a registration statement for a transferable rights offering to shareholders. PaineWebber and Tucker Anthony are the dealer managers. The offering will be made only pursuant to a prospectus upon the effectiveness of the registration statement.

CONCLUSION:
    The fiscal year ended October 31, 1997 has been a period of strength in the high yield market. There continues to be a strong demand for high yielding securities. While the current expectation for the high yield market is positive the degree of certainty is becoming more suspect.

    Management continues to review the Fund's investments, eliminating issues that appear fully priced or vulnerable to either interest rate risk or disappointing financial results.

                                        Respectfully submitted,

                                    /s/ Richard E. Omohundro, Jr.

                                        Richard E. Omohundro, Jr.
                                        President

                                    /s/ John A. Frabotta

                                        John A. Frabotta
                                        Vice President and
                                        Chief Investment Officer

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

FIXED INCOME -- 90.51%
                                                             Ratings
                                                      --------------------
    Par                                               Standard                       Value
   Value    Description                               & Poor's      Moody's         (Note 2)
   -----    -----------                               --------      -------         --------
            AEROSPACE AND DEFENSE - 0.23%
$  500,000  Burke Industries Inc. 10%, sr. notes,
              08/15/07, 144A .........................    B+          B2           $    517,500
                                                                                   ------------

            AGRICULTURAL CHEMICALS/FARMING - 0.97%
    500,000 Calmar Spraying Systems Inc., 11 1/2%, sr.
              sub. notes, series B, 08/15/05 ..........   B-          B3                532,500
   500,000  Hines Horticulture Inc., 11 3/4%, sr. sub.
              notes, series B, 10/15/05 ..............    CCC+        B3                550,000
 1,000,000  Iridium Capital Corp., 14%, sr. notes,
              series B, 07/15/05 .....................    B-          B3              1,060,000
                                                                                   ------------
                                                                                      2,142,500
                                                                                   ------------
            AUTOMOBILE/AUTO PARTS/TRUCK MANUFACTURING
            - 5.80%
 1,000,000  Aetna Industries Inc., 11 7/8%, sr. notes,
              10/01/06 ...............................    B-          B3              1,015,000
 2,500,000  Chatwins Group Inc., 13%, sr. exch. notes,
              05/01/03 ...............................    B-          B2              2,625,000
   500,000  Chief Auto Parts Inc., 10 1/2%, sr. notes,
              05/15/05 ...............................    B           B2                487,500
 4,500,000  Highway Master Communication, 13 3/4%, sr.
              notes, 09/15/05 ........................    B           Caa             4,432,500
 1,250,000  Iochpe-Maxion SA, 12 3/8%, notes, 11/08/02    NR          NR              1,225,000
 1,000,000  Localiza Rent a Car, 10 1/4%, sr. notes,
              10/01/05, 144A .........................    BB-         B2                900,000
   500,000  Motors & Gears Inc., 10 3/4%, sr. notes,
              series B, 11/15/06 .....................    B           B3                530,000
   750,000  Simula Inc., 8%, conv. sr. sub. notes,
              05/01/04 ...............................    NR          NR                821,250
   781,000  Venture Holdings Trust, 9 3/4%, sr. sub.
              notes, 04/01/04 ........................    B-          B3                781,000
                                                                                   ------------
                                                                                     12,817,250
                                                                                   ------------
            BANKS/SAVINGS AND LOANS/FINANCE COMPANIES/
            CONSUMER CREDIT - 2.60%
 1,000,000  Bank Plus Corp.,12%, sr. notes, 07/18/07 .    NR          NR              1,120,000
   500,000  Emergent Group Inc., 10 3/4%, sr. notes,
              09/15/04, 144A .........................    B-          B3                485,000
 1,500,000  Life Federal Savings Bank,13 1/2%, sub.
              debs, 03/15/04 .........................    NR          NR              1,515,000
   500,000  Local Financial Corp., 11%, sr. notes,
              09/05/04, 144A .........................    NR          NR                525,000
 1,000,000  Mego Mortgage, 12 1/2%, sr. sub. notes,
              12/01/01 ...............................    B           Caa             1,000,000
 1,000,000  Ocwen Federal Bank, 12%, sub. debs.,
              06/15/05 ...............................    B+          B1              1,090,000
                                                                                   ------------
                                                                                      5,735,000
                                                                                   ------------
            BROADCASTING - TV/CABLE/RADIO/PUBLISHING -
            14.13%
     8,858  Australis Media Ltd., 0%, gtd. sr. secd.
              disc. notes, 05/15/03 ..................    NR          Caa                 6,466
 1,000,000  Australis Media Ltd., 0%, sr. secd. disc.
              notes, 05/15/03 ........................    NR          Caa               750,000
   500,000  Busse Broadcasting Corp., 11 5/8%, sr.
              secd. notes, 10/15/00 ..................    NR          B3                533,750
10,000,000  CAI Wireless System Inc., 12 1/4%, sr.
              disc. notes, 09/15/02 ..................    CCC+        Caa             3,100,000
 9,000,000  CS Wireless Systems Inc., 0%, sr. disc.
              notes, series B, 03/01/06 ..............    CCC+        Caa             2,565,000
 6,000,000  DIVA Systems Corp., 0%, sub. disc. notes,
              05/15/06, 144A .........................    NR          NR              5,190,000
   750,000  Emerson Radio Corp., 8 1/2%, conv. sr.
              sub. deb, 08/15/02, 144A ...............    NR          NR                435,000
   750,000  Emerson Radio Corp., 8 1/2%, conv. sr.
              sub. deb, 08/15/02 .....................    NR          NR                472,500
   500,000  Galaxy Telecom, L.P., 12 3/8%, sr. sub.
              notes, 10/01/05 ........................    B-          B3                553,750
 1,000,000  Global Star L.P., 11 1/4%, sr. notes,
              06/15/04, 144A .........................    B           B3                985,000
 3,000,000  Global Star L.P., 10 3/4%, sr. notes,
              11/01/04, 144A .........................    B           B3              2,857,500
 1,250,000  Heartland Wireless, 14%, sr. notes, series
              B, 10/15/04 ............................    B           B3                587,500
 1,000,000  Katz Media Corp., 10 1/2%, sr. sub. notes,
              series B, 01/15/07 .....................    B           B2              1,085,000
 1,000,000  Net Sat Services, 12 3/4%, sr. notes,
              08/05/04 ...............................    B           B2              1,030,000
 3,500,000  Optel Inc., 13%, sr. notes, series B,
              02/15/05 ...............................    B-          B3              3,587,500
 1,750,000  Paxson Communications Corp., 11 5/8%, sr.
              sub. notes, 10/01/02 ...................    B-          B3              1,907,500
   500,000  Radio One, Inc., 7%, sr. sub. notes,
              05/15/04, 144A .........................    NR          NR                481,250
   500,000  RBS Participaco, 14%, notes, 12/15/03 ....    BB-         NR                575,000
 2,000,000  Source Media Inc., 12%, sr. secd. notes,
              11/01/04, 144A .........................    B-          B3              2,000,000
 2,000,000  Spanish Broadcasting System Inc., 12 1/2%,
              sr. notes, 06/15/02 ....................    B           B2              2,270,000
   500,000  Wireless One Inc., 13%, sr. disc. notes,
              10/15/03 ...............................    B-          B3                240,000
                                                                                   ------------
                                                                                     31,212,716
                                                                                   ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING -
            2.05%
   500,000  Amtrol Acquisition Inc., 10 5/8%, sr. sub.
              notes, 12/31/06 ........................    B-          B3                506,250
 1,000,000  Genmar Holdings Inc., 13 1/2%, sr. sub.
              notes, series A, 07/15/01 ..............    CCC-        Caa             1,027,500
 1,000,000  Haynes International Inc., 11 5/8%, sr.
              notes, 09/01/04 ........................    B-          B3              1,160,000
   500,000  MVE Inc., 12 1/2%, sr. secd. notes,
              02/15/02 ...............................    B+          B3                500,000
   500,000  Selmer Inc., 11%, sr. sub. notes, 05/15/05    B           B3                550,000
   500,000  Spinnaker Industries Inc., 10 3/4%, sr.
              secd. notes, 10/15/06 ..................    B           B3                515,000
   250,000  Therma Wave Inc., 10 5/8%, sr. notes,
              series B, 05/15/04 .....................    B           B2                266,250
                                                                                   ------------
                                                                                      4,525,000
                                                                                   ------------
            DIVERSIFIED/CONGLOMERATE SERVICES - 0.27%
   550,000  Coinmach Corp., 11 3/4%, sr. notes, series
              B, 11/15/05 ............................    B+          B2                599,500
                                                                                   ------------

            ELECTRICAL EQUIPMENT/ELECTRONICS/COMPUTERS
            - 1.40%
 1,750,000  Computervision Corp., 11 3/8%, sr. sub.
              notes, 08/15/99 ........................    B-          B3              1,050,000
   500,000  International Wire Group Inc., 11 3/4%,
              sr. sub. notes, 06/01/05 ...............    B-          B3                545,000
   990,000  Real Time Data Inc., 0%, sub. disc. notes,
              08/15/06, 144A .........................    NR          NR                564,300
 1,000,000  Unifi Communications Inc., 14%, sr. notes,
              03/01/04 ...............................    NR          NR                940,000
                                                                                   ------------
                                                                                      3,099,300
                                                                                   ------------
            FINANCIAL SERVICES - 1.88%
 1,000,000  Beal Financial Corp., 12 3/4%, sr. notes,
              08/15/00 ...............................    B-          B2              1,070,000
   425,000  First Federal Financial Corp., 11 3/4%,
              notes, 10/01/04 ........................    B+          B2                467,500
   500,000  Ocwen Financial Corp., 11 7/8%, notes,
              10/01/03 ...............................    B+          B1                560,000
 2,000,000  Wilshire Financial Services Group Inc.,
              13%, notes, 01/01/04 ...................    NR          NR              2,065,000
                                                                                   ------------
                                                                                      4,162,500
                                                                                   ------------
            FOOD/TOBACCO - 10.41%
   346,978  American Restaurant Group Inc., 13%,
              series 92, sr. secd. notes, 09/15/98 ...    B-          Caa               340,038
 2,500,000  American Rice Inc., 13%, mtg. notes,
              07/31/02 ...............................    B-          Caa             2,500,000
   250,000  AmeriKing Inc., 10 3/4%, sr. notes,
              12/01/06 ...............................    B-          B3                265,000
 3,228,442  Cafeteria Operators L.P., 12%, sr. secd.
              notes, 12/31/01 ........................    NR          NR              3,309,154
 1,000,000  Doane Products Co., 10 5/8%, sr. notes,
              03/01/06 ...............................    B           B3              1,065,000
   500,000  Envirodyne Industries Inc., 10 1/4%, sr.
              notes, 12/01/01 ........................    B-          B3                493,750
 1,000,000  Gorges Quik to Fix Foods Inc., 11 1/2%,
              sr. sub. notes, series B, 12/01/06 .....    B-          B3              1,035,000
   500,000  International Home Foods Inc., 10 3/8%,
              sr. sub. notes, 11/01/06 ...............    B-          B2                530,000
 1,000,000  Krystal Company, 10 1/4%, sr. notes,
              10/01/07 ...............................    B+          B1              1,003,750
   250,000  Liggett Group Inc., 16 1/2%, notes,
              02/01/99 ...............................    NR          NR                175,000
 3,070,000  Liggett Group Inc., 11 1/2%, gtd. sr.
              secd. notes, series B, 02/01/99 ........    NR          NR              1,964,800
   500,000  North Atlantic Trading Inc., 11%, sr.
              notes, 06/15/04, 144A ..................    B           B3                512,500
 3,750,000  P&C Food Markets Inc., 11 1/2%, sr. notes,
              10/15/01 ...............................    B           B3              3,543,750
 3,000,000  Specialty Foods Corp., 11 1/4%, sr. sub.
              notes, series B, 08/15/03 ..............    CCC         Caa             2,865,000
 1,000,000  Sun World International Inc., 11 1/4%,
              1st. mtg. notes, 04/15/04, 144A ........    B           B2              1,055,000
 1,000,000  Toms Foods Inc., 10 1/2%, sr. secd. notes,
              11/01/04, 144A .........................    B           B3              1,000,000
   500,000  Unicco Service Co., 9 7/8%, sr. sub.
              notes, 10/15/07, 144A ..................    B-          B3                495,000
   750,000  Van De Kamps Inc., 12%, sr. sub. notes,
              09/15/05 ...............................    B-          B2                832,500
                                                                                   ------------
                                                                                     22,985,242
                                                                                   ------------
            GENERAL & SPECIALTY RETAIL - 1.65%
   750,000  Hills Stores Co., 12 1/2%, sr. notes,
              series B, 07/01/03 .....................    B-          B2                562,500
 1,000,000  Mothers Work Inc., 12 5/8%, sr. notes,
              08/01/05 ...............................    B           B3              1,060,000
 1,000,000  SRI Receivable Pure Inc., 12 1/2%, tr.
              ctf. backed notes, series B, 12/15/00 ..    NR          NR              1,030,000
 1,000,000  Wilsons Leather Experts Inc., 11 1/4%, sr.
              notes, 08/15/04, 144A ..................    B+          B3                990,000
                                                                                   ------------
                                                                                      3,642,500
                                                                                   ------------
            GROCERY/CONVENIENCE FOOD STORES - 0.18%
   351,000  Pantry Inc., 12%, sr. notes, series B,
              11/15/00 ...............................    B+          B2                386,100
                                                                                   ------------

            HEALTHCARE/DRUGS/HOSPITAL SUPPLIES - 3.62%
   750,000  Complete Management Inc., 8%, conv. sub.
              debs., 08/15/03 ........................    NR          NR                937,500
   500,000  Complete Management Inc., 8%, conv. sub.
              debs., 12/15/03 ........................    NR          NR                540,000
 3,000,000  Phar Mor Inc., 11.72%, notes, 09/11/02 ...    B-          B3              3,150,000
   500,000  Signature Brands, Inc., 13%, sr. sub.
              notes, 08/15/02 ........................    B-          B3                495,000
 3,000,000  Urohealth System Inc., 12 1/2%, sr. sub.
              notes, 04/01/04 ........................    B-          B3              2,880,000
                                                                                   ------------
                                                                                      8,002,500
                                                                                   ------------
            HOME FURNISHINGS/DURABLE CONSUMER PRODUCTS
            - 1.31%
 1,000,000  E&S Holdings Corp., 10 3/8%, sr. sub.
              notes, 10/01/06 ........................    B-          B3                845,000
   500,000  Omega Cabinets Ltd., 10 1/2%, sr. sub.
              notes, 06/15/07, 144A ..................    B-          B3                520,000
 1,000,000  Simmons Co., 10 3/4%, sr. sub. notes,
              04/15/06 ...............................    B           B2              1,040,000
   500,000  Syratech Corp., 11%, sr. notes, 04/15/07 .    B           B1                480,000
                                                                                   ------------
                                                                                      2,885,000
                                                                                   ------------
            HOTEL/GAMING - 0.36%
   500,000  Courtyard By Mariott II Ltd., 10 3/4%, sr.
              secd. notes, series B, 02/01/08 ........    B-          NR                540,000
   295,842  U.S. Trails Inc., 12%, sr. sub. pik notes,
              07/15/03(b) ............................    NR          NR                266,258
                                                                                   ------------
                                                                                        806,258
                                                                                   ------------
            INSURANCE COMPANIES - 0.70%
 1,500,000  Resource America Inc., 12%, sr. notes,
              08/01/04, 144A .........................    NR          Caa             1,556,250
                                                                                   ------------

            LEISURE/AMUSEMENT/MOTION PICTURES - 1.28%
  1,000,000 Cobblestone Golf Group Inc., 11 1/2%, sr.
              notes, series B, 06/01/03 ..............    B           B2              1,045,000
   750,000  Discovery Zone Inc., 13 1/2%, sr. secd.
              notes, 08/01/02 ........................    NR          NR                791,250
 1,500,000  Jumbo Sports Inc., 4 1/4%, conv. sub.
              notes, 11/01/00 ........................    B-          Caa               982,500
                                                                                   ------------
                                                                                      2,818,750
                                                                                   ------------
            MACHINERY - 1.91%
 1,000,000 Central Tractor Farm Country, 10 5/8%, sr.
              notes, 04/01/07 ........................    B+          B2              1,030,000
 3,250,000  Willcox & Gibbs Inc., 12 1/4%, sr. notes,
              series B, 12/15/03 .....................    B+          B2              3,185,000
                                                                                   ------------
                                                                                      4,215,000
                                                                                   ------------
            METALS/MINING - 5.54%
 1,500,000  Algoma Steel Inc., 12 3/8%, 1st. mtg.
              notes, 07/15/05 ........................    B           B1              1,725,000
 1,000,000  Anker Coal Group Inc., 9 3/4%, sr. notes,
              10/01/07, 144A .........................    B           B3              1,015,000
 1,500,000  Continental Global Group Inc., 11%, sr.
              notes, series B, 04/01/07 ..............    B           B2              1,590,000
   750,000  GS Technologies Inc., 12%, gtd. sr. notes,
              09/01/04 ...............................    B           B2                815,625
 1,000,000  Gulf States Steel, 13 1/2%, 1st mtg.
              notes, series, B, 04/15/03 .............    B-          B1              1,030,000
   500,000  International Knife and Saw, 11 3/8%, sr.
              sub. notes, 11/15/06 ...................    B-          B3                535,000
 2,000,000  IVACO Inc., 11 1/2%, sr. notes, 09/15/05 .    B+          B1              2,210,000
 1,000,000  Maxxam Group Inc., 11 1/4%, sr. secd.
              notes, 08/01/03 ........................    CCC+        B3              1,055,000
   450,000  NS Group Inc., 13 1/2%, sr. secd. notes,
              07/15/03 ...............................    B-          B3                515,250
   500,000  Royal Oak Mines Inc., 11%, sr. sub. notes,
              series B, 08/15/06 .....................    B-          B3                470,000
   500,000  Sheffield Steel Corp., 12%, 1st. mtg.
              notes, 11/01/01 ........................    B-          Caa               515,000
   750,000  Sheffield Steel Corp., 12%, 1st. mtg.
              notes, 11/01/01 ........................    B-          Caa               772,500
                                                                                   ------------
                                                                                     12,248,375
                                                                                   ------------
            NON-AGRICULTURAL CHEMICALS/PLASTICS -
            0.49%
 1,000,000  Plastic Specialties & Technologies Inc.,
              11 1/4%, bonds, 12/01/03 ...............    NR          B3              1,082,500
                                                                                   ------------

            OIL/NATURAL GAS/OIL SERVICES - 1.64%
   436,000  HarCor Energy Inc., 14 7/8%, sr. secd.
              notes, series B, 07/15/02 ..............    B-          B3                510,120
 3,000,000  United Refining Co., 10 3/4%, sr. notes,
              06/15/07, 144A .........................    B-          B2              3,105,000
                                                                                   ------------
                                                                                      3,615,120
                                                                                   ------------
            PACKAGING/CONTAINERS - 2.59%
 3,250,000  Crown Packaging Ltd., 10 3/4%, sr. secd.
              notes, series B, 11/01/00 ..............    NR          Caa             3,022,500
   500,000  Portola Packaging Inc., 10 3/4%, sr.
              notes, 10/01/05 ........................    B           B2                520,000
 2,000,000  Tekni-Plex Inc., 11 1/4%, sr. sub. notes,
              series B, 04/01/07 .....................    B-          B3              2,185,000
                                                                                   ------------
                                                                                      5,727,500
                                                                                   ------------
            PAPER/FOREST PRODUCTS/PRINTING - 1.67%
   325,000  American Pad & Paper Company, 13%,
              sr. sub. notes, series B, 11/15/05 .....    B-          B3                377,812
   500,000  Day International Group, Inc., 11 1/8%,
              sr. sub. notes, series B, 06/01/05 .....    B-          B3                532,500
 2,000,000  Fonda Group Inc., 9 1/2%, sr. sub. notes,
              series B, 03/01/07 .....................    B-          B3              1,900,000
 1,000,000  FSW International Finance Co., 12 1/2%,
              gtd. sub. notes, 11/01/06 ..............    B+          B1                880,000
                                                                                   ------------
                                                                                      3,690,312
                                                                                   ------------

            PERSONAL & MISCELLANEOUS SERVICES - 1.94%
    500,000 Anchor Advanced Products Inc., 11 3/4%,
              sr. notes, series B, 04/01/04 ..........    B+          B3                530,000
   750,000  ICON Health & Fitness Inc., 13%, sr. sub.
              notes, series B, 07/15/02 ..............    CCC+        NR                840,000
 3,000,000  T/SF Communications Corp., 10 3/8%, sr.
              sub. notes, 11/01/07, 144A .............    B-          B3              2,910,000
                                                                                   ------------
                                                                                      4,280,000
                                                                                   ------------
            POLLUTION CONTROL/WASTE REMOVAL - 0.12%
    250,000 Compania de Infraes & Services, 11 5/8%,
              gtd. sr. notes, 06/01/04, 144A .........    BB          NR                263,750
                                                                                    -----------

            PUBLIC UTILITY/ELECTRIC POWER/HYDRO POWER - 1.18%
 2,000,000  Gothic Energy Corp., 12 1/4%, sr. notes,
              09/01/04 ...............................    NR          NR              2,080,000
   500,000  Texas New Mexico Power Co., 12 1/2%,
              debs., 01/15/99 ........................    BB-         Ba3               532,500
                                                                                   ------------
                                                                                      2,612,500
                                                                                   ------------
            RAIL/TRUCKING/OVERNIGHT DELIVERY - 1.69%
   375,000  Aftermarket Technology Corp., 12%, sr.
              sub. notes, series B, 08/01/04 .........    NR          B3                416,250
 1,500,000  Golden Ocean Group Ltd., 10%, sr. notes,
              08/31/01 ...............................    CCC+        B3              1,237,500
   750,000  Johnstown America Industries Inc.,
              11 3/4%, sr. sub. notes,
              series B, 08/15/05, 144A ...............    B           B3                810,000
   667,000  Terex Corp., 13 1/4%, sr. secd. notes,
              05/15/02 ...............................    B-          Caa               763,715
   500,000  TFM, 10 1/4%, sr. notes, 06/15/07, 144A ..    B+          B2                500,000
                                                                                   ------------
                                                                                      3,727,465
                                                                                   ------------
            REAL ESTATE DEVELOPMENT/REITS/BUILDING/
            CONSTRUCTION - 1.79%
   290,820  Bramalea Limited, 11 1/8%, 03/22/98 ......    NR          NR                 72,705
 1,000,000  ICF Kaiser International Inc., 13%, sr.
              sub. notes, 12/31/03 ...................    B-          B3              1,030,000
 2,000,000  ICF Kaiser International Inc., 12%, sr.
              sub. notes, 12/31/03 ...................    B-          B3              2,070,000
   750,000  Peters, J.M., Inc., 12 3/4%, sr. notes,
              05/01/02 ...............................    B-          B3                772,500
                                                                                   ------------
                                                                                      3,945,205
                                                                                   ------------
            TELEPHONE/COMMUNICATIONS - 13.97%
   500,000  Alvey Systems, Inc., 11 3/8%, sr. sub.
              notes, 01/31/03 ........................    B-          B3                515,000
 1,750,000  American Communications Services, Inc.,
              13 3/4%, sr. notes, 07/15/07, 144A .....    NR          NR              1,977,500
 1,000,000  BTI Telecom Corp., 10 1/2%, sr. notes,
              09/15/07, 144A .........................    B+          B2                975,000
 2,000,000  Cell Net Data System Inc., 0%, sr. disc.
              notes, 10/01/07, 144A ..................    NR          NR              1,010,000
 1,000,000  Echostar DBS Corp., 12 1/2%, sr. secd.
              notes, 07/01/02, 144A ..................    B-          NR              1,057,500
   500,000  Econophone Inc., 13 1/2%, sr. notes,
              07/15/07, 144A .........................    NR          NR                540,000
 4,000,000  Hyperion Telecommunications Inc., 12 1/4%,
              sr. secd. notes, 09/01/04, 144A ........    B           NR              4,240,000
 1,000,000  Innova S. De R. L., 12 7/8%, sr. notes,
              04/01/07 ...............................    B-          B2              1,025,000
 2,000,000  Ionica PLC, 0%, sr. disc. notes, 05/01/07     NR          B3              1,090,000
 1,000,000  Knology Holdings Inc., 0%, sr. disc.
              notes, 10/15/07 ........................    NR          NR                520,000
 5,000,000  MGC Communications Inc., 13%, sr. secd.
              notes, 10/01/04, 144A ..................    B           Caa             4,950,000
 1,000,000  Occidente Y Caribe Cellular, 0%, sr. disc.
              notes, series B, 03/15/04 ..............    B           B3                750,000
 4,500,000  Orbcomm Global L.P., 14%, sr. notes,
              08/15/04 ...............................    NR          B3              4,713,750
 2,750,000  Phonetel Technologies Inc., 12%, sr.
              notes, 12/15/06 ........................    B-          B2              2,811,875
   500,000  Powertel Inc., 11 1/8%, sr. notes,
              06/01/07 ...............................    B           B2                525,000
 1,450,000  Telemundo Group Inc., 7%, sr. notes,
              02/15/06 ...............................    B           B1              1,392,000
 1,000,000  Tevecap SA, 12 5/8%, sr. notes, 11/26/04 .    B           B2              1,010,000
   650,000  Winstar Communications Inc., 14%, sr.
              disc. notes, 10/15/05 ..................    NR          NR                487,500
   325,000  Winstar Communications Inc., 0%, conv. sr.
              disc. notes, 10/15/05, 144A ............    NR          NR                230,750
 1,000,000  Winstar Equipment Corp., 12 1/2%, gtd. sr.
              secd. exch. notes, 03/15/04 ............    CCC+        B3              1,042,500
                                                                                   ------------
                                                                                     30,863,375
                                                                                   ------------
            TEXTILES/OTHER MANUFACTURING/APPAREL -
            2.34%
 2,000,000 Brazos Sportswear Inc., 10 1/2%, sr.
              notes, 07/01/07 ........................    B+          B2              1,970,000
 1,000,000  Glenoit Corp., 11%, sr. sub. notes,
              04/15/07, 144A .........................    B-          B2              1,055,000
 2,000,000  Hosiery Corporation of America Inc.,
              13 3/4%, sr. sub. notes, 08/01/02 ......    B-          B3              2,140,000
       542  JPS Cap Corp., 0%, contingent pay. notes,
              09/10/98 ...............................    NR          NR                    466
                                                                                   ------------
                                                                                      5,165,466
                                                                                   ------------
            TRANSPORTATION/AIRLINES/BUS - 4.80%
 1,000,000  CHC Helicopter Corp., 11 1/2%, sr. sub.
              notes, 07/15/02 ........................    B-          B3              1,065,000
 1,000,000  Global Ocean Carriers Ltd., 10 1/4%, sr.
              notes, 07/15/07, 144A ..................    B+          B2                975,000
 1,460,949  Mexico City Toluca Toll, 11%, notes,
              05/19/02, 144A .........................    NR          NR              1,417,120
 1,000,000  Sabreliner Corp., 12 1/2%, sr. notes,
              series B, 04/15/03 .....................    B           B2              1,010,000
 2,000,000  Trans World Airlines Inc., 12%, sr. secd.
              notes, 04/01/02 ........................    NR          NR              2,480,000
   985,583  Tribasa Toll Road Trust, 10 1/2%, notes,
              12/01/11 ...............................    NR          NR                827,890
   985,583  Tribasa Toll Road Trust, 10 1/2%, notes,
              series A, 12/01/11, 144A ...............    NR          NR                827,890
 2,000,000  Valujet Airlines Inc., 10 1/2%, sr. secd.
              notes, 04/15/01, 144A ..................    NR          NR              2,005,000
                                                                                   ------------
                                                                                     10,607,900
                                                                                   ------------
            TOTAL FIXED INCOME (cost $198,461,345) ..........................      $199,938,334
                                                                                   ------------

COMMON STOCK AND WARRANTS -- 5.56%
                                                                                     Value
   Units    Description                                                             (Note 2)
   -----    -----------                                                             --------
    10,500  Ambassador Apartments Inc. ......................................      $    225,094
    10,000  American Capital Strategies .....................................           180,000
    13,550  American Communications Services, Inc.* .........................         1,422,750
   500,000  American Communications Services, Inc.* .........................           470,250
     2,000  American Telecasting Inc., warrants* ............................             5,000
   185,900  Ames Department Stores Inc., excess cash flow pmt., series A ....                 0
   594,876  Ames Department Stores Inc., lit. trust units ...................                 0
    10,000  Annaly Mortgage Management Inc ..................................           118,750
    50,000  Annaly Mortgage Management Inc. .................................           550,000
     5,925  Capital Pac Holdings Inc., warrants, 144A* ......................                22
     1,000  Central Rents Inc., 144A ........................................            60,000
       750  Chattem Inc., warrants* .........................................             3,000
   100,000  Commodore Separation Technology, sr. conv. preferred ............           775,000
   100,000  Commodore Separation Technology .................................            87,500
    33,000  Cort Business Services Corp., warrants* .........................           132,000
       500  County Seat Holdings Inc., warrants* ............................                 0
    20,000  Criimi Mae Inc., conv. preferred, series B ......................           725,000
     4,000  Crown America Realty Trust ......................................           217,000
       550  CS Wireless Systems Inc., 144A* .................................            17,050
    20,000  Engel General Developers Ltd.* ..................................           166,250
    20,000  Excel Realty Trust Inc. .........................................           602,500
     2,000  Globalstar Telecommunications, warrants, 144A* ..................                 0
     1,500  Golden Ocean Group Ltd. .........................................           123,750
    11,000  HarCor Energy Inc., warrants* ...................................                 0
       500  HDA Management Corp., warrants* .................................                 0
    20,000  Health & Retirement Properties Trust ............................           375,000
     1,500  Heartland Wireless Communications, warrants, 144A* ..............             1,500
    10,000  Hospitality Properties Trust ....................................           355,625
     4,800  ICF Kaiser International Inc., warrants* ........................                 0
       750  IHF Capital Inc., warrants, 144A* ...............................            45,000
    15,000  Imperial Credit Commercial Mortgage Investments Corp.* ..........           247,500
       750  Intermedia Communications of Florida Inc., warrants, 144A* ......            74,250
     2,000  Ionica PLC, warrants* ...........................................                 0
    49,970  JPS Textile Group, Inc.* ........................................           674,595
    25,000  Local Financial Corp., 144A .....................................           281,250
       500  Motels of America Inc., 144A* ...................................               500
    20,000  National Propane Partners L.P. ..................................           440,000
       750  NS Group Inc.* ..................................................                 0
     4,000  Occidente Y Caribe Cellular, warrants, 144A* ....................                 0
     3,500  Optel Inc.* .....................................................                35
     2,000  Orion Network Systems Inc. ......................................            35,000
   125,449  Prime Retail Inc. ...............................................         1,873,894
     1,000  Sabreliner Corp., warrants* .....................................                 0
       500  Spanish Broadcasting Corp., warrants* ...........................           175,000
    15,000  Supermarkets General Holdings Corp., exchangeable preferred .....           345,000
     4,000  Terex Corp., rights* ............................................            80,000
     5,133  Trans World Airlines Inc.* ......................................            38,177
     2,000  Trans World Airlines Inc., warrants* ............................                 0
    25,000  Ugly Duckling Corp.* ............................................           296,875
     1,000  Unifi Communications Inc., warrants, 144A* ......................                 0
     9,800  Uniroyal Technology Corp., warrants* ............................             9,800
    20,000  Walden Residential Properties, conv. preferred, series B ........           560,000
     5,000  WBK Strypes Trust ...............................................           155,000
     7,000  WHX Corp., preferred* ...........................................           344,750
     1,500  Wireless One Inc., warrants* ....................................                 0
                                                                                   ------------
            TOTAL COMMON STOCK AND WARRANTS (cost $10,649,928) ..............        12,289,667
                                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES (cost $209,111,273) .............       212,228,001
                                                                                   ------------
            OTHER ASSETS - 3.93% ............................................         8,669,705
                                                                                   ------------
            TOTAL ASSETS - 100% .............................................      $220,897,706
                                                                                   ============
 *  Non-income producing security.
(a) Percentages indicated are based on total assets.
(b) Pay in kind.
NR denotes not rated.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

BALANCE SHEET
October 31, 1997

ASSETS

Investments in securities at value (identified cost $209,111,273;
  see Schedule of Investments and Note 2) .......................  $212,228,001
Receivables:
  Investment securities sold ....................................     3,457,384
  Interest and dividends ........................................     5,064,840
Deferred debt issuance costs (Note 2) ...........................         4,997
Deferred auction agent fees (Note 6) ............................        27,003
Prepaid surety bond premiums (Note 7) ...........................         7,012
Prepaid insurance ...............................................        83,174
Other assets ....................................................        25,295
                                                                   ------------
        Total assets ............................................  $220,897,706
                                                                   ------------

LIABILITIES

Payables:
  Investment securities purchased ...............................  $  2,439,382
  Due to bank ...................................................     1,591,286
Accrued expenses (Note 3) .......................................       958,136
Senior notes (Note 4) ...........................................    20,000,000
                                                                   ------------
        Total liabilities .......................................  $ 24,988,804
                                                                   ------------
Net Assets:
  Taxable auction rate preferred stock, no par value --
    Authorized -- 1,000 shares
    Issued -- 200 shares, liquidation preference of $100,000 per share (Notes 5 and 7) .....................................  $ 20,000,000
                                                                   ------------
  Common stock, $.01 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 44,146,293 shares .................  $    441,463
  Capital in excess of par value (Notes 2 and 5) ................   230,120,834
  Accumulated undistributed net investment income (Note 2) ......     2,845,247
  Accumulated net realized loss from security transactions ......   (60,615,370)
  Net unrealized appreciation of investments ....................     3,116,728
                                                                   ------------

        Net assets applicable to common stock (equivalent to
         $3.98 per share, based on 44,146,293 shares outstanding)  $175,908,902
                                                                   ------------
            Total net assets ....................................  $195,908,902
                                                                   ============



   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
STATEMENT OF OPERATIONS
For the year ended October 31, 1997

INVESTMENT INCOME (Note 2):
  Interest income ...............................................   $18,589,675
  Dividend income ...............................................       645,812
  Accretion of discount .........................................     1,999,323
  Other income ..................................................        66,032
                                                                    -----------
        Total investment income .................................   $21,300,842
                                                                    ===========

EXPENSES:
  Interest expense ..............................................   $ 1,305,999
  Investment advisory fee (Note 3) ..............................     1,146,665
  Custodian and transfer agent fees .............................       169,999
  Preferred dividend auction costs ..............................       125,290
  Professional fees .............................................       159,002
  Miscellaneous expenses ........................................       156,047
  Amortization of prepaid surety bond premiums (Note 7) .........        80,001
  Directors' fees ...............................................        91,165
  Insurance expense .............................................       107,595
  Amortization of deferred auction agent fees (Note 6) ..........        26,999
  Excise tax expense ............................................        70,060
                                                                    -----------
        Total expenses ..........................................   $ 3,438,822
                                                                    -----------
        Net investment income ...................................   $17,862,020
                                                                    -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain on investments sold .........................   $ 4,773,501
  Change in net unrealized depreciation of investments (Note 2) .     4,499,052
                                                                     ----------
        Net realized and unrealized gain on investments .........   $ 9,272,553
                                                                     ----------
        Net increase in net assets resulting from operations ....   $27,134,573
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS ($5,456 per share) ......    (1,091,099)
                                                                    -----------
        Net increase in net assets applicable to common
          stockholders ..........................................   $26,043,474
                                                                    ===========




   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received ..........................    $  19,053,136
  Operating expenses paid ..................................       (1,807,203)
                                                                -------------
        Net cash provided by operating activities ..........    $  17,245,933
                                                                -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities ........................    $(370,804,113)
  Sales and maturities of portfolio securities .............      323,702,189
                                                                -------------
        Net cash used in investing activities ..............    $ (47,101,924)
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from common stock rights offering and sale
    of common stock ........................................       44,499,053
  Preferred stock dividends paid ...........................       (1,091,099)
  Common stock dividends paid from operations ..............      (15,053,657)
                                                                -------------
        Net cash provided by financing activities ..........    $  28,354,297
                                                                -------------
NET DECREASE IN CASH .......................................    $  (1,501,694)
CASH, BEGINNING OF PERIOD ..................................        1,501,694
                                                                -------------
CASH, END OF PERIOD ........................................    $      --
                                                                =============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations ...    $  27,134,573
    Increase in interest and dividend receivables ..........         (409,580)
    Amortization of Fidelity Bond and other deferred assets            32,000
    Increase in other assets ...............................          (74,567)
    Increase in accrued expenses and other payables ........        1,674,186
    Net realized gain on investments sold ..................       (4,773,501)
    Change in net unrealized depreciation of investments ...       (4,499,052)
    Accretion of bond discount .............................       (1,838,126)
                                                                -------------
        Net cash provided by operating activities ..........    $  17,245,933
                                                                =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for interest ...................    $   1,305,999
  Cash paid during the year for excise taxes ...............           70,060
                                                                =============



   The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                            Fiscal Year Ended   Fiscal Year Ended
                                                               October 31,         October 31,
                                                                   1997                1996
                                                               ------------        ------------
FROM OPERATIONS:
  Net investment income ................................       $ 17,862,020        $ 13,628,745
  Net realized gain on investments sold ................          4,773,501             351,405
  Change in net unrealized depreciation of investments .          4,499,052           5,074,470
                                                               ------------        ------------
        Net increase in net assets resulting from
          operations ...................................       $ 27,134,573        $ 19,054,620
                                                               ------------        ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (290,871 shares and 353,455 shares,
    respectively) to common stockholders for
    reinvestment of dividends ..........................       $  1,146,681        $  1,333,077
  Net proceeds from sale of common stock issued
    (12,918,092 and 5,393,885 shares, after deducting
    $2,167,500 and $996,862 of soliciting fees and other
    expenses), respectively ............................         44,208,450          19,553,840
                                                               ------------        ------------
        Increase in net assets resulting from fund share
          transactions .................................       $ 45,355,131        $ 20,886,917
                                                               ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Preferred dividends ($5,456 and $5,679 per share,
    respectively) ......................................        $(1,091,099)       $ (1,135,736)
  Common dividends ($.42 and $.42 per share,
    respectively) from operations ......................        (16,200,344)        (11,404,136)
                                                               ------------        ------------
        Decrease in net assets resulting from
          distributions to stockholders ................        (17,291,443)        (12,539,872)
                                                               ------------        ------------
        Total net increase in net assets ...............       $ 55,198,261        $ 27,401,665

NET ASSETS:
  Beginning of period ..................................        140,710,641         113,308,976
                                                               ------------        ------------

  End of period (including $2,845,247 and $2,018,708 of
    undistributed net investment income as of October
    31, 1997 and 1996, respectively) ...................       $195,908,902        $140,710,641
                                                               ============        ============

          The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                    For the Years Ended October 31,
                                              --------------------------------------------------------------------------------
                                                1997              1996              1995              1994              1993
                                              --------          --------          --------          --------          --------
Net asset value, beginning of period ...      $   3.90          $   3.70          $   3.69          $   4.25          $   4.03
                                              --------          --------          --------          --------          --------
Net investment income ..................           .46#              .50#              .45               .48#              .63#
Net realized and unrealized gain (loss)
  on investments........................           .24#              .20#              .03              (.38)#             .39#
                                              --------          --------          --------          --------          --------
        Total from investment operations      $    .70          $    .70          $    .48          $    .10          $   1.02
                                              --------          --------          --------          --------          --------
Distributions:
Dividends from accumulated net
    investment income
    To preferred stockholders ..........          (.03)             (.04)             (.05)             (.03)             (.06)
    To common stockholders .............          (.42)             (.42)             (.42)             (.45)             (.62)
                                              --------          --------          --------          --------          --------
        Total distributions ............      $   (.45)         $   (.46)         $   (.47)         $   (.48)         $   (.68)
                                              --------          --------          --------          --------          --------

Effect of sale of common stock and
  related expenses from rights offering       $   (.17)         $   (.04)         $    --           $   (.18)         $   (.12)
                                              --------          --------          --------          --------          --------

Net asset value, end of period .........      $   3.98          $   3.90          $   3.70          $   3.69          $   4.25
                                              ========          ========          ========          ========          ========
Per share market value, end of period ..      $   4.13          $   4.00          $   3.88          $   3.50          $   4.25
                                              ========          ========          ========          ========          ========
Total investment return ................        14.82%            15.29%            28.57%           (7.78)%            23.25%
                                              ========          ========          ========          ========          ========
Net assets, end of period, applicable to
  common stock (a) .....................      $175,909          $120,711          $ 93,309          $ 92,072          $ 79,438
                                              ========          ========          ========          ========          ========
Net assets, end of period, applicable to
  preferred stock (a) ..................      $ 20,000          $ 20,000          $ 20,000          $ 20,000          $ 20,000
                                              ========          ========          ========          ========          ========
Net assets, end of period (a) ..........      $195,909          $140,711          $113,309          $112,072          $ 99,438
                                              ========          ========          ========          ========          ========
Ratio of operating expenses to average
  net assets, applicable to common stock         2.30%             3.06%             3.27%             3.27%             3.10%
Ratio of net investment income to average
  net assets, applicable to common stock        11.94%            13.20%            13.47%            12.25%            13.49%
Ratio of operating expenses to average
  net assets** .........................         1.81%+            2.21%+            2.28%+            2.30%+            2.13%+
Ratio of net investment income to
  average net assets**                           9.42%             9.51%             9.39%             8.64%             9.26%
Portfolio turnover rate ................       176.04%           108.33%            80.71%            72.00%           117.20%

(a) Dollars in thousands.

 ** Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets (total assets less accrued liabilities (excluding senior notes)) of both the common and preferred shareholders.

  + Excluding interest expense, the ratio of operating expenses to average net assets, applicable to common stock and preferred stock, is 1.13%, 1.30%, 1.29%, 1.32% and 1.50%, respectively.

  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.
         The accompanying notes are an integral part of these financial statements.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                                 As of October 31,
                                    -------------------------------------------------------------------------------
                                     1997             1996             1995             1994             1993
                                    -------------------------------------------------------------------------------
Total Amount Outstanding:
  Notes                             $20,000,000      $20,000,000      $20,000,000      $20,000,000      $20,000,000
  Preferred stock                    20,000,000       20,000,000       20,000,000       20,000,000       20,000,000

Asset Coverage:
  Per note (a)                           1,080%             804%             667%             660%             597%
  Per preferred stock share (b)            540%             402%             333%             330%             299%

Involuntary Liquidation Preference:
  Per preferred stock share (c)     $   100,000      $   100,000      $   100,000      $   100,000      $   100,000

Approximate Market Value:
  Per note                          $  1,003.80      $    990.00      $    987.50      $    937.10      $    997.50
  Per preferred stock share             100,000          100,000          100,000          100,000          100,000

(a) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.

(b) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.

(c) Plus accumulated and unpaid dividends.


             The accompanying notes are an integral part of these financial statements.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997


(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with generally accepted accounting principles, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, primarily noninvestment-grade corporate debt securities for which market quotations are not readily available due to a thinly traded market with a limited number of market makers, are stated at fair value on the basis of valuations furnished by an independent pricing service, subject to adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser following procedures approved by the Board of Directors.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Accordingly, no federal income tax provision is required.

  The Fund has reclassified $262,889 from paid in capital to undistributed net investment income and $6,927 from undistributed net investment income to undistributed net realized loss from security transactions. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

  At October 31, 1997, the cost of investments in securities for federal income tax purposes was $209,111,273. Aggregate gross unrealized gains on securities in which there was an excess of market value over tax cost was $10,968,585. Aggregate gross unrealized losses on securities in which there was an excess of tax cost over market value was $7,851,857. The net unrealized gain on securities held by the Fund was $3,116,728 for federal income tax purposes.

  At October 31, 1997, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE

         $(37,564,886)              October 31, 1998
          (18,529,051)              October 31, 1999
             (808,396)              October 31, 2002
           (3,703,531)              October 31, 2003
         ------------
         $(60,605,864)
         ============

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), OFFERING AND DEFERRED DEBT ISSUANCE COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds. The costs incurred by the Fund in connection with the issuance of the senior notes have been deferred and are being amortized on a straight-line basis over a period of five years.

  (E) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc., the Fund's Investment Adviser, earned $1,146,665 in management fees for the year ended October 31, 1997. Management fees paid by the Fund to the Investment Adviser were calculated at .65% (on an annual basis) of the average weekly value of total assets of the Fund less accrued liabilities (excluding the principal amount of the notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock) up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 1997, the fee payable to the Investment Adviser was $169,638, which was included in accrued expenses in the accompanying balance sheet. However, for a period of one year commencing on the expiration date of the May 1996 rights offering, the Adviser waived its advisory fee with respect to any increase in the Fund's net assets resulting from the exercise of any rights pursuant to that Offering.

(4) DEBT
  In July 1993, the Fund repurchased the remaining $5,000,000 (principal amount) of its senior extendible notes (the Notes), which carried an annual interest rate through November 30, 1993 of 10.28%. The Fund simultaneously issued $20,000,000 of new Senior Notes (the Senior Notes) that will mature, if not previously redeemed, on December 1, 1998. The Fund is required to maintain certain asset coverages with respect to the Senior Notes, as defined in the Note Purchase Agreement, and the Senior Notes are subject to mandatory redemption if the Fund fails to maintain these asset coverages. The Senior Notes bear interest at the rate of 6.53% per annum through November 30, 1998. Interest on the Senior Notes is due every June 1 and December 1, commencing December 1, 1993.

  The Senior Notes are redeemable, in whole or in part, by the Fund at certain times and under certain circumstances, as defined in the Note Purchase Agreement.

(5) REDEEMABLE PREFERRED STOCK
  In July 1993, the Fund redeemed 100 of the 300 shares of preferred stock that were issued concurrently with the issuance of the Senior Extendible Notes. Dividends are cumulative at a rate that was established at the offering of the preferred stock and which has and will continue to be reset every 30 days thereafter by an auction. Dividend rates ranged from 5.30% to 5.65% of the liquidation preference during the year ended October 31, 1997. The remaining 200 shares of preferred stock are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The preferred stock is also subject to mandatory redemption at a redemption price equal to $100,250 per share, plus accumulated and unpaid dividends, if the Fund is in default of its surety asset coverage requirements with respect to the preferred stock (see Note 7). In general, the holders of the preferred stock and the common stock vote together as a single class, except that the holders of the preferred stock, as a separate class, vote to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the preferred stock, as defined in the Fund's Note Purchase Agreement and Surety Bond Agreement.

(6) AUCTION AGENT
  The Fund amended and extended the auction agent agreement with Bear Stearns & Co. Inc. on October 26, 1993 (which was originally dated May 7, 1990) to provide for an extension to December 4, 1998. The Fund incurred additional costs of $135,000 related to extending this agreement. These costs are being amortized on a straight-line basis over the remaining life of the extended agreement. Amortization expense for the year ended October 31, 1997 was $26,999.

(7) SURETY BOND
  The Fund has entered into an insurance agreement, dated as of December 1, 1988, with Financial Security Assurance, Inc. (FSA), pursuant to which FSA has issued a surety bond. Under the terms of the surety bond, FSA has unconditionally and irrevocably guaranteed dividend, redemption and liquidation payments to preferred shareholders upon failure of the Fund to do so, and the Fund is then obligated to reimburse FSA for any amounts paid under the surety bond. The surety bond had an initial term of five years and was scheduled to expire on December 5, 1993. On July 15, 1993, the Fund extended the terms of the surety bond from December 5, 1993 to December 5, 1998. The Fund will pay an annual premium of 0.40% on the maximum aggregate liquidation preference of the preferred stock.

  The Fund executed an amendment to the insurance agreement on April 11, 1990, which provides that the Fund must redeem or repurchase all of the then outstanding shares of preferred stock in the event that the dividend rate on the preferred stock for the period next succeeding the auction in September 1998 is the maximum applicable rate (as defined) payable on the Fund's preferred stock.

(8) PURCHASES AND SALES OF SECURITIES
  For the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated $371,447,873 and $324,868,108, respectively. There were no purchases or sales of U.S. Government obligations during the year ended October 31, 1997.

(9) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with actual out-of-pocket expenses relating to attendance at such meetings and $1,000 per telephone meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meeting.

(10) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.035 per share payable on November 29 and December 30, 1996, and January 31, February 28, March 31, April 30, May 30, June 30, July 31, August 29, September 30 and October 31, 1997.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses, less distributions on the preferred stock). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered a participant in the Dividend Reinvestment Plan (the "Plan") unless otherwise elected. Under the Plan, when the market price of common stock shares is equal to or exceeds the net asset value on record date for distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If on record date for distributions the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(11) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issues or on the current rates offered to the Fund for debt of the same remaining securities. At October 31, 1997, the fair value of the Senior Notes was $20,076,400.

(12) RIGHTS OFFERING
  On February 28, 1997 the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 12,918,092 shares of the Fund's common stock. Each record date shareholder had the ability to receive one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the right of one share of common stock for every three rights held. The subscription period for the rights offering expired on March 25, 1997 and the Fund issued 12,918,092 shares of common stock at $3.59 per share. Proceeds to the Fund amounted to $44,208,450, net of soliciting fees and offering expenses of $2,167,500.

    On November 21, 1997 the Fund filed a registration statement for a transferable rights offering to shareholders. Such rights, if exercised, will entitle the holders thereof to subscribe for an aggregate of 14,718,295 shares of the Fund's common stock. The expected offering date is December 1997 with a closing date near the end of January 1998.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying balance sheet of PROSPECT STREET HIGH INCOME PORTFOLIO INC., including the schedule of investments, as of October 31, 1997, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended October 31, 1997 and 1996 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 1997, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 5, 1997

PROSPECT

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                          AUDITORS
Prospect Street Investment Management       Arthur Andersen LLP
Co., Inc.                                   Boston, MA
60 State Street, Suite 3750
Boston, MA 02109                            TRANSFER AND SHAREHOLDERS' SERVICING
                                            AGENT
OFFICERS                                    State Street Bank and Trust Company
Richard E. Omohundro, Jr. -- President      P.O. Box 8200
John A. Frabotta -- Vice President,         Boston, MA 02266
                    Treasurer and           (800) 426-5523
                    Chief Investment
                    Officer                 CUSTODIAN
Karen J. Thelen -- Secretary                State Street Bank and Trust Company
                                            Boston, MA
DIRECTORS
John S. Albanese                            PAYING AGENT (PREFERRED)
C. William Carey                            Bankers Trust Company
Joseph G. Cote                              New York, NY
John A. Frabotta
Richard E. Omohundro, Jr.                   Listed: NYSE
Harlan D. Platt                             Symbol: PHY
Christopher E. Roshier

LEGAL ADVISER
Olshan Grundman Frome & Rosenzweig
New York, NY

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal publishes Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th Floor, North Quincy, MA 02171.

  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
  60 State Street, Suite 3750
  Boston, MA 02109